UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2018

AMERICAN ELECTRIC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6575 West Loop South, Suite 500, Bellaire, TX		77401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 832-241-6330

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On December 20, 2018, American Electric Technologies, Inc. (“American Electric”) and Stabilis Energy LLC (“Stabilis”) held a joint investor conference call to discuss their previously announced entry into a share exchange agreement. A transcript of the conference call is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Transcript of joint investor conference call held by American Electric and Stabilis Energy LLC on December 20, 2018.

Cautionary Statement Regarding Forward Looking Statements

This Current Report and the exhibits hereto include (forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of 1934, as amended. Any actual results may differ from expectations, estimates and projections presented or implied and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “believe,” “projected,” “believe,” “will,” “expect,” “plan,” “may,” “will,” “could,” “should,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, American Electric’s expectations with respect to future performance of Stabilis, anticipated financial impacts of the proposed business combination, approval of the transaction-related matters by American Electric’s shareholders, the satisfaction of the closing conditions to the share exchange transaction and the completion of the share exchange transaction.

Such forward-looking statements relate to future events or future performance, but reflect the parties’ current beliefs, based on information currently available. Most of these factors are outside the parties’ control and are difficult to predict. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. Factors that may cause such differences include, among other things: the possibility that the business combination does not close or that the closing may be delayed because conditions to the closing may not be satisfied, including the receipt of requisite American Electric shareholder and other approvals, the performance of Stabilis and American Electric, and the ability of American Electric or, after the closing of the transaction, Stabilis Energy, to continue to meet the Nasdaq Capital Market’s listing standards; future demand for and price of LNG, availability and price of natural gas, unexpected costs, liabilities or delays in the business combination transaction, the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement; and general economic conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors are contained in American Electric’s most recent filings with the SEC, including its Annual Report of Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 29, 2018 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the SEC on November 14, 2018. All subsequent written and oral forward-looking statements concerning American Electric and Stabilis, the business combination transactions described herein or other matters and attributable to American Electric, Stabilis, or any person acting on behalf of any of them are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither American Electric nor Stabilis undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information About the Share Exchange Transaction and Where to Find it

The proposed share exchange transaction has been approved by the board of directors of American Electric and the owners of Stabilis, and will be submitted to shareholders of American Electric for approval of the issuance of American Electric common stock in connection with the transaction and other transaction-related matters at a Special Meeting of shareholders. In connection with that Special Meeting, American Electric intends to file with the SEC a proxy statement containing information about the proposed transaction and the respective businesses of Stabilis and American Electric. American Electric will mail a definitive proxy statement and other relevant documents to its shareholders. American Electric shareholders are urged to read the preliminary proxy statement and any amendments thereto and the definitive proxy statement in connection with American Electric’ solicitation of proxies for the Special Meeting to approve the transaction-related matters, because these documents will contain important information about Stabilis, American Electric and the proposed transaction. The definitive proxy statement will be mailed to shareholders of American Electric as of a record date to be established for voting on the matters related to the proposed transaction. Shareholders will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about American Electric, without charge, at the SEC’s website (www.sec.gov). Copies of the American Electric proxy statement can also be obtained free of charge by directing a request to Peter Menikoff, CEO of American Electric, at (832) 241-6330 or by e-mail to investorreltations@aeti.com.

Participants in the Solicitation

American Electric and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from American Electric’s shareholders with respect to the proposed transaction. Information regarding American Electric’s directors and executive officers is available in its annual report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 29, 2018. Additional information regarding the participants in the proxy solicitation relating to the proposed transaction and a description of their direct and indirect interests will be contained in the proxy statement when it becomes available.

Stabilis and its managers, directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of American Electric in connection with the proposed transaction. A list of the names of such managers, directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the American Electric Special Meeting of shareholders related to the proposed transaction when available.

Disclaimer

This Current Report is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This Current Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ELECTRIC TECHNOLOGIES, INC.

Date: January 2, 2019	By:	/s/ Peter Menikoff
Peter Menikoff
Chairman and CEO